UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 10, 2015
Autodesk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 McInnis Parkway
San Rafael, California 94903
(Address of principal executive offices, including zip code)
(415) 507-5000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment of the 2012 Employee Stock Plan
At the Annual Meeting of Stockholders of Autodesk, Inc. ("Autodesk" or the "Company") held on June 10, 2015 (the “Annual Meeting”), the stockholders of Autodesk voted on and approved an amendment of the Autodesk 2012 Employee Stock Plan (the "2012 Employee Plan") to increase the number of shares reserved for issuance under the plan by 12.5 million shares.
The terms and conditions of the 2012 Employee Plan, as amended, are described in Autodesk's definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2015. The 2012 Employee Plan is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the stockholders of the Company elected the following ten individuals to the Board of Directors. Each Director will serve for the ensuing year and until their successors are duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions*	Broker Non Votes*
Carl Bass	183,159,081	1,045,044	418,497	13,672,684
Crawford W. Beveridge	182,132,865	2,049,186	440,571	13,672,684
J. Hallam Dawson	182,101,091	2,080,485	441,046	13,672,684
Thomas Georgens	169,140,993	15,061,053	420,576	13,672,684
Per-Kristian Halvorsen	181,614,566	2,586,098	421,958	13,672,684
Mary T. McDowell	172,886,128	11,319,982	416,512	13,672,684
Lorrie M. Norrington	183,898,240	308,579	415,803	13,672,684
Betsy Rafael	183,163,575	1,043,647	415,400	13,672,684
Stacy J. Smith	171,967,287	12,240,491	414,844	13,672,684
Steven M. West	183,914,791	287,300	420,531	13,672,684
___________________
*    Abstentions and broker non-votes do not affect the outcome of the election.

In addition, the following proposals were voted on and approved at the Annual Meeting.

	Votes For	Votes Against	Abstentions	Broker Non Votes
Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2016.	196,193,852	1,671,392	430,062	—
Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement.	162,961,152	21,199,456	462,014	13,672,684
Proposal to approve the Autodesk, Inc. 2012 Employee Stock Plan, as amended, to increase the shares reserved for issuance by 12.5 million shares.	154,058,949	30,136,837	426,836	13,672,684

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.    Description
10.1        Autodesk, Inc. 2012 Employee Stock Plan, as amended

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By:/s/ Pascal W. Di Fronzo
Pascal W. Di Fronzo Senior Vice President, General Counsel and Secretary
Date: June 11, 2015

EXHIBIT INDEX

Exhibit No.    Description
10.1        Autodesk, Inc. 2012 Employee Stock Plan, as amended